UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2011
TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10545 (Commission File Number)	13-3355897 (IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Form 8-K filed by Transatlantic Holdings, Inc., a Delaware corporation (“Transatlantic”), on September 16, 2011, the Transatlantic board of directors (the “Board”) appointed Michael C. Sapnar as President of Transatlantic, effective as of September 16, 2011, and Chief Executive Officer of Transatlantic, effective as of January 1, 2012. In connection with his appointment as President, the Compensation Committee of the Board has agreed to increase Mr. Sapnar’s annual base salary from $620,000 to $750,000, effective as of October 1, 2011. Additionally, and also in connection with this appointment, the Compensation Committee has agreed to grant to Mr. Sapnar 1,000 shares of unrestricted Transatlantic common stock on October 7, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

DATED: October 7, 2011

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